Articles of Incorporation
                               (PURSANT TO NRS 70)
                                STATE OF NEVADA
                               Secretary of State

1. NAME OF CORPORATION:  KIOSKCOUPON.com,Inc.
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2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

     Name of Resident Agent:  David Rodgers
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     Street Address:   1982 N. Rainbow Blvd., #101, Las Vegas, NV  89108
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                       Street No.  Street Name         City   State Zip

3. SHARES: (Number of shares the corporation is authorized to issue)

     Number of shares with par value: 100,000,000    Par value $0.0001
                                     ------------             --------

     Number of shares without par value: -0-
                                        ----

4. GOVERNING BOARD: shall be styled as (check one) 2 Directors    -0- Trustees
                                                  ---             ---

     The FIRST BOARD OF DIRECTORS shall consist of 2 members and the names and addresses are as follows:

     Don Steffens    6830 La Jolla Blvd, Suite 203, La Jolla, California 92037
     ------------    ---------------------------------------------------------
        Name            Address                       City      State      Zip

     Shabbir Khan    6830 La Jolla Blvd, Suite 203, La Jolla, California 92037
     ------------    ---------------------------------------------------------
        Name            Address                       City      State      Zip

     PURPOSE: (optional- see reverse side): The purpose of the corporation shall be:

       To provide media communications services
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6. OTHER  MATTERS:  This form  includes the minimal  statutory  requirements to incoporate under NRS78. You may attach additional information pursuant to NRS78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it can not be filed and will be returned to you for correction. Number of pages
attached:               -0-
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7. SIGNATURES OF INCORPORATORS: The names and address of each of the incorporators signing the articles:

   Don Steffens                                 Shabbir Khan
   -----------------------------                -----------------------------
   Name                                         Name

   6830 La Jolla Blvd, Suite 203                6830 La Jolla Blvd, Suite 203
   -----------------------------                -----------------------------
   Address                                      Address

   La Jolla, California 92037                   La Jolla, California 92037
   -----------------------------                -----------------------------
   City       State      Zip                    City       State      Zip


   /s/  Don Steffens                            /s/  Shabbir Khan
   -----------------------------                -----------------------------
   Signature                                    Signature

   June 6, 2000                                 January 1, 2000
   -----------------------------                -----------------------------
   Date                                         Date

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

     I, David Rodgers hereby accept appointment as Resident agent for the above named corporation.

      /s/  David Rodgers                        January 7, 2000
     -----------------------------              ---------
     Signature                                  Date